Exhibit 99.01

Investor Contact:

Ingrid Ebeling

Market Street Partners

(415) 445-3239

ir@merunetworks.com

Media Contact:

Kelli Tejada

Eastwick

(415) 271-9820

kelli@eastwick.com

Meru President and CEO Announces Transition Plan

Preliminary Third Quarter Revenues Above Analysts’ Consensus Estimates

SUNNYVALE, Calif., October 6, 2011 – Meru Networks, Inc., (NASDAQ:MERU), the leader in virtualized 802.11 enterprise wireless networking, today announced that President and Chief Executive Officer Ihab Abu-Hakima will transition out of the company during the next six months. Mr. Abu-Hakima will work closely with the company’s Board of Directors to identify a successor specifically suited to lead the company into its next phase of growth.

“I feel I have achieved my personal and corporate goals, and given the strong momentum at Meru, now is the right time to transition to a new CEO to drive the company to the next level,” said president and CEO Ihab Abu-Hakima. “I am leaving Meru at a time when I believe our long-term business outlook has never been stronger. We are rapidly expanding our customer base worldwide, growing our revenue, expanding our base of dedicated distribution partners, developing a rich pipeline of new products and adding to our employee base. I will continue to actively lead the organization while the Board of Directors commences a search for a new CEO.”

Additionally today, Meru disclosed that based on preliminary financial information, Meru expects to report third quarter revenues above analysts’ consensus estimates. Following record revenues of the second quarter, Meru expects to report record third quarter revenues in the range of $23.2 to $23.7 million compared to prior guidance of $22 to $24 million. The company expects product and services revenues growth (excluding ratable revenues) to be 18% to 20%, compared to the third quarter of fiscal 2010.

Non-GAAP gross margins, which exclude the impact of stock based compensation expenses, are expected to be in the range of 63.0% and 63.5%, within the guided range of 63% to 64%.

The third quarter non-GAAP net loss, which excludes the impact of stock based compensation expenses and amortization of intangible assets related to the company’s acquisition of Identity Networks, is expected to be in the range of $0.22 to $0.24 per basic and diluted share compared to prior guidance of a net loss of approximately $0.17 to $0.23 per basic and diluted share. These results include one month of expenses and the associated acquisition costs of Identity Networks which were not included in the earnings per share guidance.

“We are very pleased to deliver another strong quarter, driving our quarterly revenues to our highest level ever,” said Abu-Hakima. “In addition, we continue to see broad-based strength across our target markets, which we believe is further evidence of the demand for our network in control wireless LAN solution.”

The company will hold a conference call today at 2:00 p.m. Pacific Daylight Time (5:00 p.m. Eastern) to review today’s announcement. To join the live call, please dial (877) 852-2926 (domestic) and (253) 237-1123 (international) and reference conference ID 16514287.

A telephone replay will be available two hours following the conclusion of the call for a period of 7 days and can be accessed by dialing (855) 859-2056 for domestic callers and (404) 537-3406 for international callers. The call ID for the replay is 16514287. The live and archived webcast of the preliminary third quarter fiscal year 2011 results conference call will also be available at the investor relations section of Meru’s website at http://investors.merunetworks.com.

About Meru Networks

Founded in 2002, Meru Networks provides a virtualized wireless LAN architecture that cost-effectively delivers the performance, reliability, predictability and operational simplicity of a wired network, with the advantages of mobility. Meru’s solution represents an innovative, yet standards-based approach to wireless networking that utilizes virtualization technology to create an intelligent and self-monitoring wireless network, enabling enterprises to migrate their business-critical applications from wired networks to wireless networks, to become all-wireless enterprises. Meru’s solutions have been adopted in all major industry vertical markets, including Fortune 500 enterprises, healthcare, education, retail, manufacturing, hospitality and government. Meru is headquartered in Sunnyvale, Calif., and has operations in the Americas, Europe, the Middle East and Asia Pacific. For more information, visit Meru Investor Information or call (408) 215-5300.

Cautionary Statement Regarding Forward Looking Statements

This press release contains forward-looking statements, including statements regarding the amounts of revenues and operating expenses for the quarter ended September 30, 2011 that Meru Networks anticipates announcing when it reports full financial results, and statements regarding its belief that Meru’s long-term business outlook has never been stronger and that Meru will continue to expand its customer base worldwide, grow its revenue, expand its base of dedicated distribution partners, develop a rich pipeline of new products and add to its employee base, that there will continue to be a healthy market for Meru’s wireless LAN solutions. All statements other than statements of historical facts, including those statements regarding the company’s ability to strengthen its competitive position, that the company is well positioned to capitalize on the efforts of organizations to support an onslaught of wireless devices, the company’s belief that it is experiencing momentum on many fronts. These forward-looking statements involve risks and uncertainties, including the risk that the market for Meru’s solutions may not grow as the company expects; risks that Meru will not be able to execute on plans to expand its customer base worldwide, grow its revenue, expand its base of dedicated distribution partners, develop a rich pipeline of new products and add to its employee base; and the other risks and uncertainties described under the caption “Risk Factors” in Meru Networks’ quarterly report on Form 10-Q filed with the Securities and Exchange Commission, or the SEC, on August 9, 2011, as well as additional reports filed with the Securities and Exchange Commission. These forward-looking statements also involve assumptions that, if they do not fully materialize or prove incorrect, could cause our results to differ materially from those expressed or implied by such forward-looking statements. We have based these forward-looking statements largely on our current expectations and projections about future events and financial trends that we believe may affect our financial conditions, results of operations, business strategy and financial needs. All forward-looking statements in this press release are based on information available to us as of the date hereof, and we assume no obligation to update or revise these forward-looking statements, whether as a result of new information, new developments or otherwise.

Non-GAAP Financial Measurements

In addition to reporting financial results in accordance with generally accepted accounting principles, or GAAP, Meru reports non-GAAP net income (loss), which excludes stock-based compensation expense, and amortization of intangible assets related to the company’s acquisition of Identity Networks in the third fiscal quarter of 2011. Meru believes that its non-GAAP net income (loss) provides useful information to management and investors regarding financial and business trends relating to its financial condition and results of operations. Meru also believes the non-GAAP measures provide useful supplemental information for investors to evaluate its operating results in the same manner as the research analysts that follow Meru, all of whom will present non-GAAP projections in their published reports. As such, the non-GAAP measures provided by Meru facilitate a more direct comparison of its performance with the financial projections published by the analysts as well as its competitors, many of whom report financial results on a non-GAAP basis. The economic substance behind Meru’s decision to use such non-GAAP measures is that such measures approximate its controllable operating performance more closely than the most directly comparable GAAP financial measures. For example, Meru’s management has no control over certain variables that have a major influence in the determination of stock-based compensation such as the volatility of its stock price and changing interest rates. In addition, Meru’s management does not consider the amortization of intangible assets related to the company’s acquisition of Identity Networks relevant when comparing its performance to prior periods. Meru believes that all of these excluded expenses do not accurately reflect the underlying performance of its continuing operations for the period in which they are incurred, even though these excluded items may be incurred and reflected in Meru’s GAAP financial results.

The material limitation associated with the use of non-GAAP financial measures is that the non-GAAP measures may not reflect the full economic impact of Meru’s activities. Meru’s non-GAAP measures may be calculated differently than non-GAAP financial information disclosed by other companies. Accordingly, investors are cautioned not to place undue reliance on non-GAAP information.

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